UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 30, 2020

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

545 Promenade du Centropolis Suite 100 Laval, Québec Canada H7T 0A3
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

On April 30, 2020, Acasti Pharma Inc. (the “Company”) issued a press release announcing that the Company has submitted its briefing package on April 29, 2020 to the Food and Drug Administration (the “FDA”) for review. The Company is currently awaiting comments and expects a formal response from the FDA on or before June 30, 2020. As previously reported, the Company filed its meeting request with the FDA at the end of March and this briefing package is now intended to provide the FDA with a review of the relevant TRILOGY 1 data and audit findings, with the objective to gain alignment on the interpretation of the TRILOGY 1 results and implications for TRILOGY 2. The Company also announced in the press release that it has received notice of issuance of a composition of matter patent to be awarded by the Intellectual Property Office in Hong Kong. This new patent grants claims for any composition containing EPA and DHA, where at least 50% of the composition consists of phospholipids.

On April 30, 2020, this press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval. A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: April 30, 2020	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer